SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):           July 15, 1998
                                                  --------------------------


                               CIT RV Trust 1998-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            000-24495                           36-4232666
    -------------------------------------------------------------------------
          (Commission File Number) (IRS Employer Identification No.)

                     c/o The CIT Group/Sales Financing, Inc.
                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:     (201)740-5000
                                                    ------------------------

                          c/o Bankers Trust (Delaware)
                           1011 Centre Road, Suite 200
                         Wilmington, Delaware 19805-1266
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            On July 15, 1998, Bankers Trust (Delaware), as Owner Trustee, and
Harris  Trust  and  Savings  Bank,  as  Indenture  Trustee,   made  the  monthly
distribution to the holders of CIT RV Trust 1998-A, Class A-1 5.83% Asset Backed Notes, Class A-2 5.92% Asset Backed Notes, Class A-3 5.99% Asset Backed Notes, Class A-4 6.09% Asset Backed Notes, Class A-5 6.12% Asset Backed Notes, Class B 6.29% Asset-Backed Notes and 6.70% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------

            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----

      28                Monthly Report delivered by           3
                        the Trustees to Securityholders
                        in connection with distributions
                        on July 15, 1998


SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE CIT GROUP/SALES FINANCING,
                                          INC., as servicer



                                          By: /s/ Frank Garcia
                                              ---------------------------
                                              Name:   Frank Garcia
                                              Title:  Vice President


Dated: July 29, 1998

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



      The undersigned certifies that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of June 1, 1998 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and CIT RV Trust 1998-A, (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

      1. The Monthly Report for the period from June 1, 1998 to June 30, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

      2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


      IN WITNESS WHEREOF, the undersigned has affixed hereunto his signature this 10th day of July 1998.


                                   THE CIT GROUP/SALES FINANCING, INC.

                                   By:   /s/ Frank J. Madeira
                                         --------------------------------
                                         Name: Frank Madeira
                                         Title: Vice President

                               CIT RV TRUST 1998-A

                            MONTHLY SERVICER'S REPORT



                                                  Due Period            6/30/98
                                                  Determination Date    7/10/98
                                                  Distribution Date     7/15/98



I.   All Payments on the Contracts                                11,038,532.43
II.  All Liquidation Proceeds on the
       Contracts with respect to Principal                                 0.00
III. Repurchased Contracts                                           301,910.38
IV.  Investment Earnings on Collection Account                             0.00
V.   Servicer Monthly Advances                                       428,733.31
VI.  Reimbursement of prior monthly
       Servicer Advances                                                   0.00
VII. Incorrect Deposits                                                    0.00

Total available amount in Collection Account                     $11,769,176.12
                                                                 ==============

Draws from the Reserve Account                                            $0.00

Total Distribution                                               $11,769,176.12


DISTRIBUTION AMOUNTS                   Cost per $1000
-----------------------                --------------

1.(a)  Class A-1 Note Interest
        Distribution                                 539,275.00
  (b)  Class A-1 Note Principal
        Distribution                                 8,089,503.36
         Aggregate Class A-1 Note
        Distribution                    77.73674198                8,628,778.36

2.(a)  Class A-2 Note Interest
        Distribution                                  463,733.33
  (b)  Class A-2 Note Principal Distribution                0.00
         Aggregate Class A-2 Note
           Distribution                  4.93333330                  463,733.33

3.(a)  Class A-3 Note Interest
        Distribution                                  269,550.00
  (b)  Class A-3 Note Principal Distribution                0.00
         Aggregate Class A-3 Note
           Distribution                  4.99166667                  269,550.00

4.(a)  Class A-4 Note Interest
        Distribution                                  406,000.00
  (b)  Class A-4 Note Principal Distribution                0.00
         Aggregate Class A-4 Note
           Distribution                  5.07500000                  406,000.00

5.(a)  Class A-5 Note Interest
        Distribution                                  188,700.00
  (b)  Class A-5 Note Principal Distribution                0.00
         Aggregate Class A-5 Note
           Distribution                  5.10000000                  188,700.00

7.(a)  Class B Note Interest
        Distribution                                   94,350.00
  (b)  Class B Note Principal Distribution                  0.00
         Aggregate Class B Note
           Distribution                  5.24166667                   94,350.00

8.(a)  Certificate Interest
         Distribution                                  33,839.83
  (b)  Certificate Principal Distribution                   0.00
         Aggregate  Certificate
           Distribution                  5.58333340                   33,839.83

9. Servicer Payment
   (a)  Servicing Fee                                 166,692.03

           Total Servicer Payment                                    166,692.03

10.Deposits to the Reserve Account                                 1,517,532.58

Total Distribution                                               $11,769,176.12
                                                                ===============

11. Distribution from the Reserve Account
      (a)  Draws deposited to the Note Distribution
            Account                                        0.00
      (b)  Draws deposited to the Certificate distribution
            Account                                        0.00
      (c)  Distribution to Lender                  1,737,326.94
      (d)  Distribution to Affiliated Owner                0.00

Total Distribution from the Reserve Account                        1,737,326.94


       INTEREST
-----------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes @ 5.830%                    539,275.00
        (b) Class A-2 Notes @ 5.920%                    463,733.33
        (c) Class A-3 Notes @ 5.990%                    269,550.00
        (d) Class A-4 Notes @ 6.090%                    406,000.00
        (e) Class A-5 Notes @ 6.120%                    188,700.00

                 Aggregate Interest on
                   Class A Notes                                   1,867,258.33

        (f) Class B Notes 6.290%                                      94,350.00
        (g) Certificate 6.700%                                        33,839.83

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                   0.00
        (b) Class A-2 Notes                                   0.00
        (c) Class A-3 Notes                                   0.00
        (d) Class A-4 Notes                                   0.00
        (e) Class A-5 Notes                                   0.00
        (f) Class B Notes                                     0.00

        (g) Certificate                                       0.00


3.   Total Distribution of Interest   Cost per $1000
                                       -----------
        (a) Class A-1 Notes            4.85833333       539,275.00
        (b) Class A-2 Notes            4.93333330       463,733.33
        (c) Class A-3 Notes            4.99166667       269,550.00
        (d) Class A-4 Notes            5.07500000       406,000.00
        (e) Class A-5 Notes            5.10000000       188,700.00

                 Total Aggregate Interest
                   on Class A Notes                                1,867,258.33

        (f) Class B Notes              5.24166667                     94,350.00

        (g) Certificate                5.58333340                     33,839.83

      PRINCIPAL
-----------------------
                                    No. of Contracts
                                    ---------------

1.   Amount of Stated Principal
       Collected                                      2,459,984.35
2.   Amount of Principal Prepayment
       Collected                          146         5,330,303.27
3.   Amount of Liquidated Contract          0                 0.00
4.   Amount of Repurchased Contract        11           299,215.74

       Total Formula Principal Distribution
         Amount                                                    8,089,503.36

5.   Principal Balance before giving effect
       to Principal Distribution                  Pool Factor
                                                  -----------
        (a) Class A-1 Notes                        1.0000000     111,000,000.00
        (b) Class A-2 Notes                        1.0000000      94,000,000.00
        (c) Class A-3 Notes                        1.0000000      54,000,000.00
        (d) Class A-4 Notes                        1.0000000      80,000,000.00
        (e) Class A-5 Notes                        1.0000000      37,000,000.00
        (f) Class B Notes                          1.0000000      18,000,000.00

        (g) Certificate                            1.0000000       6,060,865.00

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                0.00
        (b) Class A-2 Notes                                                0.00
        (c) Class A-3 Notes                                                0.00
        (d) Class A-4 Notes                                                0.00
        (e) Class A-5 Notes                                                0.00
        (f) Class B Notes                                                  0.00

        (g) Certificate                                                    0.00


7.   Principal Distribution
     ----------------------
                                      Cost per $1000
                                       -------------
        (a) Class A-1 Notes             72.87840865                8,089,503.36
        (b) Class A-2 Notes             0.00000000                         0.00
        (c) Class A-3 Notes             0.00000000                         0.00
        (d) Class A-4 Notes             0.00000000                         0.00
        (e) Class A-5 Notes             0.00000000                         0.00
        (f) Class B Notes               0.00000000                         0.00

        (g) Certificate                 0.00000000                         0.00


8.   Principal Balance after giving
       effect to Principal Distribution              Pool Factor
                                                     -----------
        (a) Class A-1 Notes                          0.9271216   102,910,496.64
        (b) Class A-2 Notes                          1.0000000    94,000,000.00
        (c) Class A-3 Notes                          1.0000000    54,000,000.00
        (d) Class A-4 Notes                          1.0000000    80,000,000.00
        (e) Class A-5 Notes                          1.0000000    37,000,000.00
        (f) Class B Notes                            1.0000000    18,000,000.00

        (g) Certificate                              1.0000000     6,060,865.00


      POOL DATA
-----------------------
                                                       Aggregate
                                No. of Contracts     Pool Balance
                                ----------------     ------------
1.   Pool Stated Principal
      Balance as of  6/30/98             11,158    391,971,362.45

2.   Delinquency Information                                  % of Pool Balance
                                                              -----------------

              (a) 31-59 Days                 59      1,265,527.17      0.323%
              (b) 60-89 Days                  0              0.00      0.000%
              (c) 90-119 Days                 0              0.00      0.000%
              (d) 120 Days +                  0              0.00      0.000%

3.   Contracts Repossessed during
       the Due Period                         0              0.00

4.   Current Repossession Inventory           0              0.00

5.   Net Liquidation Losses for the
       related Due Period
       (a)  Principal Balance of Liquidated
             Receivables                      0              0.00
       (b)  Net Liquidation Proceeds on any
             Liquidated Receivables                          0.00
                                                    --------------
       Total Net Liquidation Losses for the
        related Due Period                                                0.00

7.   Cumulative Net Losses on all Liquidated
       Receivables                            0                           0.00

8.   Weighted Average Contract Rate of all
      Outstanding Contracts                                               9.692%

9.   Weighted Average Remaining Term to Maturity
      of all Outstanding Contracts                                      168.508

10.   Weighted Average Remaining Original Term
       to Maturity of all Outstanding Contracts                         173.123

   TRIGGER ANALYSIS
-----------------------

1.  (a)  Average Delinquency Rate       0.0000%
    (b)  Maximun Average Delinquency
          Rate                          1.2500%
    (c)  Delinquency Rate Trigger in
          effect ?                                  NO

2.  (a)  Cumulative Net Loss Rate       0.0000%
    (b)  Maximun Cumulative Net Loss
          Rate                          0.3200%
    (c)  Net Loss Rate Trigger in
          effect                                    NO

    MISCELLANEOUS
-----------------------

1.   Monthly Servicing Fees                                          166,692.03

2.   Servicer Advances                                               428,733.31

3.   (a)  Opening Balance of the Reserve Account                   9,000,000.00
     (b)  Deposits to the Reserve Account            1,517,532.58
     (c)  Investment Earnings in the Reserve Account    39,150.00
     (d)  Distribution from the Reserve Account     -1,737,326.94
     (e)  Ending Balance of the Reserve Account                    8,819,355.64

4.  Specified Reserve Account Balance                              8,819,355.64

5.  Available Reserve Amount                                 2.25% 8,819,355.64

6.  Reserve Account Loan Activity (a) Distribution
       on Loan:
                Interest                                44,328.08
                Principal                            1,692,998.86
                      Total P&I                                    1,737,326.94

      (b)  Beginning Loan Balance                                  9,000,000.00
      (c)  Principal Payment                                       1,692,998.86
      (d)  Ending Loan Balance                                     7,307,001.14